UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2009

Victory Energy Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	2-76219-NY	87-0564472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2677 North Main Street, Suite 360 Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 480-0405

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 8, 2009, Victory Energy Corporation (the “Company”) entered into a Project Management Agreement with Cambrian Management, Ltd. (“Cambrian”), pursuant to which, effective as of September 1, 2009, Cambrian was appointed as the project manager of certain producing and non-producing oil, gas and mineral leases (“Properties”) owned by the Company (the “Agreement”).

Pursuant to the terms of the Agreement, Cambrian will provide general operational, engineering and management services in order to safely and prudently operate the Properties, including supervising the pumping of oil wells and ensuring the safe and prudent drilling and completion of oil wells.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Date: September 11, 2009	By:	/s/ ROBERT MIRANDA
Robert Miranda
Interim Chief Financial Officer